Berwyn Fund
Berwyn Income Fund
Berwyn Cornerstone Fund
Chartwell Small Cap Value Fund
Chartwell Short Duration High Yield Fund

Supplement dated March 29, 2017, to the
Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”)
each dated March 1, 2017.

*** IMPORTANT NOTICE REGARDING PROPOSED FUND REORGANIZATIONS ***

On March 16, 2017, the Board of Trustees of Investment Managers Series Trust (the “Trust”) approved an Agreement and Plan of Reorganization (the “Plan”) providing for the reorganization of the Funds referred to above (each an “Acquired Fund”), each a series of the Trust, into newly organized series (each an “Acquiring Fund”) of The Chartwell Funds, subject to completion of certain due diligence reviews. The reorganization of each Acquired Fund is subject to approval by its shareholders.

Each Acquiring Fund has the same investment objective and principal investment strategy as the corresponding Acquired Fund, with one exception. The Berwyn Cornerstone Fund will be reorganized into the Chartwell Mid Cap Value Fund, which has similar, but not identical, investment objectives, as well as different investment strategies and risks, as will be described in the combined prospectus/proxy statement that will be sent to shareholders.

The Plan provides for each Acquired Fund to transfer all of its assets to the corresponding Acquiring Fund in return for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Acquired Fund’s liabilities. Shareholders of each Acquired Fund will become shareholders of the corresponding Acquiring Fund, receiving shares of the Acquiring Fund equal in value to the shares of the Acquired Fund held by them prior to the reorganization. Each reorganization is intended to qualify as a tax-free transaction for federal tax purposes. Chartwell Investment Partners, LLC (“Chartwell Partners”), the Acquired Funds’ current investment advisor, has agreed to bear the costs of the Acquired Funds related to the reorganizations. Following the reorganizations, Chartwell Partners will serve as the Acquiring Funds’ investment advisor and provide day-to-day portfolio management services.

The Trust will call a shareholder meeting at which shareholders of each of the Acquired Funds will be asked to consider and vote on the Plan. If the shareholders of an Acquired Fund approve its reorganization, the respective reorganization is expected to take effect in June 2017.

Shareholders of each Acquired Fund will receive a combined prospectus/proxy statement with additional information about the shareholder meeting and the proposed reorganizations. Please read the proxy materials carefully, as they will contain a more detailed description of the proposed reorganizations.

Please file this Supplement with your records.